Exhibit 10.20

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN

EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT

IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS

PRIVATE OR CONFIDENTIAL.

STATEMENT OF WORK

VERIZON

This Statement of Work (“SOW) is entered into by and between GCT Semiconductor, Inc, a Delaware corporation, having an office at 2121 Ringwood Avenue San Jose, CA 95131 (“Supplier"), and Verizon Sourcing LLC (“VSL”), a Delaware limited liability company, having an office at One Verizon Way, Basking Ridge, NJ 07920, on behalf of itself and for the benefit of its Affiliates (individually and collectively “Verizon”), and is entered into as of the date last written below (“SOW Effective Date”).

This SOW is governed by, incorporated into, and made part of, the General Services Agreement No. ieMA-00699-2019 between Supplier and Verizon dated December 20th 2019 (“Agreement”). This SOW defines the Services that Supplier shall provide to Verizon under the terms of the Agreement and this SOW. The terms of this SOW are limited to the scope of this SOW, and shall not be applicable to any other SOWs which may be executed and attached to the Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Agreement. Travel time to and from this location will not be billable. Services authorized by this SOW will commence on the SOW Effective Date and will continue until the earlier of (1) completion of the Project or (2) termination of Services under the Agreement or this SOW.

The Verizon Project Leader will specify standards and/or other constraints to be applied to the Services being performed by Supplier. Supplier agrees that all persons assigned to provide Services to Verizon pursuant to this Agreement shall read and sign a copy of the Benefits Waiver attached hereto as Exhibit 3.

Supplier shall comply with Verizon security rules as well as all governmental security regulations including, but not limited to U.S. governmental regulations governing security clearances. Supplier shall permit reasonable access during normal working hours to its facilities in connection with the Service.

To the extent there is a conflict between a specific term of this SOW and a specific term of the Agreement, the term of the Agreement shall control, unless explicitly stated otherwise in this SOW.

This SOW consists of this signature page and the following Exhibits, which are hereby incorporated into, and made part of, this SOW by this reference:

Exhibit 1:	Scope, Responsibilities and Pricing
Exhibit 2:	Functional, Technical, Quality and Release Specifications
Exhibit 3:	Change Request form
Exhibit 4:	Deliverable(s) / Milestone(s) Acceptance Form
Exhibit 5:	Benefits Waiver
Exhibit 6	Performance Compensation Payment
Exhibit 7	Software Requirement

Each Party, as evidenced by the signature below or electronic signature, as applicable, of its authorized representative, acknowledges that it has read and agrees to this SOW in its entirety.

Verizon Proprietary and Confidential	1

GCT Semiconductor, Inc.		Verizon Sourcing LLC

By:	/s/ John Schlaefer	By:	/s/ Heather Wagter

Name: John Schlaefer		Name: Heather Wagter

Title: CEO		Title: Contract Manager - VSIL Liaison

Date: Dec 21, 2020		Date: Dec 22, 2020

Contract Owner: Mark Osborne

Verizon Proprietary and Confidential	2

Exhibit 1

Scope, Responsibilities, and Pricing

1.0	Scope

Supplier shall develop and provide a 3GPP compliant 5G Software stack as described in Milestone 1, 2, 3, 4 set forth in Section 7 below (“5G Stack Source Code”) that implements the user equipment protocol for 5G and 4G.

The 5G Stack Source Code includes the following features as further outlined in Exhibit 2:

•	Stand Alone (SA) mode compliance with 3GPP release 15.
•	Attach and detach Send Packet Data Unit (PDU) through the Software stack as a single session.
•	Best Effort Quality of Service (BE QoS) and Multi Carrier Group (MCG)

The 5G Stack Source Code to be developed by Supplier under this SOW shall be in compliance with 3GPP as a starting point, future requirements will be agreed with the Supplier at a later point to support mobility (a cellphone user moving from point to the other and the wireless hand off of such device between different base stations). Supplier shall provide Verizon with a license to the 5G Stack Source Code developed and provided hereunder that, among other things, provides Verizon with access to the Software (and source code) and permits Verizon to perform additional changes and modifications during future development phases.

Supplier will furnish all necessary labor, materials, equipment, intellectual effort and agreements (if applicable) to complete the Services herein. The Services shall be performed in accordance with all applicable federal, state and local laws and regulations. The Services will conform to the descriptions and requirements set forth in this SOW.

2.0	Intellectual Property Rights in Deliverables; 5G Stack Source Code License.

The Deliverables described herein and provided to Verizon pursuant to this SOW shall not be deemed to be Work Product; Section 12 of the Agreement shall not apply to the Deliverables provided hereunder. Supplier retains all ownership of the Intellectual Property Rights of the Deliverables provided to Verizon under this SOW.

2.1	5G Stack Source Code License – Milestones 1,2,3 & 4

2.1.1	License.

Supplier hereby grants to Verizon and to its Affiliates, and to its and their employees, agents, and authorized contractors, a perpetual, non-exclusive, irrevocable, non-terminable, royalty-free, fully paid-up, non-transferable, enterprise-wide, worldwide, license and right to load, use, execute, compile, decompile, copy, modify, enhance, test, repair, and create derivative works of, the 5G Stack Source Code (as provided under Milestones 1, 2 , 3 and 4 described in Section 7 below for the purpose of implementing and integrating the 5G Stack Source Code into certain emulators and simulators as may be determined by Verizon at any time. The foregoing license shall include the right to provide the 5G Stack Source Code stack to third party software developers, authorized contractors, consultants, ("Vendors"), for the purpose of providing and performing services for or on behalf of Verizon to implement and integrate the 5G Stack Source Code with certain emulators and simulators as directed by Verizon. Vendors shall not [***].

Verizon Proprietary and Confidential	3

2.1.2        Confidentiality. The 5G Stack Source Code as license to Verizon pursuant to Section 2.1.1 shall be treated and protected by Verizon as Confidential Information in accordance with Section 10 (Confidential Information) of the Agreement.

3.0	Objective: 5G-NR Network Simulator Development

This User Equipment Software Protocol platform supports both 5G NSA (EN-DC) and SA mode and 4G stack. Any changes to this SOW, specifications or deliverable dates will be addressed in an applicable Change Request substantially in the form set-forth in Exhibit 3 hereto. Change(s) will not be effective unless such Change Request is executed by Verizon

In performing the Services hereunder, Supplier shall provide a 5G protocol stack compliant to Verizon’s requirements which will be shared with the Supplier when necessary.

4.0	Definitions / Acronyms / Abbreviations / Initializations:

Terms used herein with initial capital letters shall have the respective meanings set forth (i) in this SOW, if defined herein, or (ii) in the Agreement. When used in this SOW, the terms listed below shall have the following meanings:

•	“Code” shall mean computer-programming code. If not otherwise specified, Code shall mean and include object code and source code and associated programming documentation. Code shall include any enhancements to such Code in existence from time to time.

•	“5G NR”: of or pertaining to or complying with 3GPP release 15 or later

•	“4G LTE”: of or pertaining to or complying with 3GPP release 14 or earlier

•	“Acceptance” or “Accepted” shall mean in accordance with Section 7 of the Agreement and with respect to each Deliverable, written notification from Verizon to Supplier, signed by the responsible Verizon Program Manager, indicating that the Deliverable has been evaluated and satisfies the Acceptance criteria of each Deliverable.

•	“Change Requests” shall mean written requests by either Party using the form provided in the Master Agreement or in Exhibit 3 hereto, to make changes to this SOW, which may include, but are not limited to, customer requests, regulatory changes, changes in technical scope, or changes involving other detailed technical issues.

•	“PHY Model” means the physical layer interface design and specifications to define interaction between GCT Protocol Stack and Verizon Simulation environment

•	“Software” means the computer programs and applications, whether in the form of source Code, object Code, executable Code, firmware or otherwise, whether tangible or intangible, together with all related materials, as described in this SOW, and which shall include, but not be limited to, all operating programs, updates and documentation and all media on which the Software may be recorded or stored.

•	“NSA (EN-DC)” Means Non-Stand Alone E-UTRAN-New Radio Dual Connectivity as per 3GPP standards

Verizon Proprietary and Confidential	4

5.0	Deliverables, Acceptance, Cost and Payment Schedule

Supplier shall develop, prepare and deliver the Deliverables in Table A below to Verizon in accordance with the requirements of this SOW, recognizing that time is of the essence with respect to the provision of Deliverables:

5.1.	Deliverables

5.1.1	Supplier shall acquire for itself the necessary hardware and software to complete the Deliverables, except as noted otherwise herein.

5.1.2	Supplier will provide the Verizon Project Leader with [***] status reports at the [***] project review meetings indicating status of Supplier activities and Deliverables.

5.1.3	Supplier will perform ongoing development support up to final acceptance of all Deliverables. Such support includes but is not limited to Hardware and operational software bug fixes, and software updates during Verizon’s trial and testing during both maintenance engineering and first office application (FOA) testing.

[***]

5.1.5	Supplier will manage this SOW’s Project using the critical path method and earned value and risk analysis. The Supplier and Verizon, using progress reviews to minimize schedule risks and to develop alternate paths shall closely monitor milestones on the critical path or solutions as needed. Supplier is responsible for developing and maintaining, with input from Verizon, all related scheduling detail.

6	Additional Project Management & Schedule Requirements:

Technical Support Bridges and Status Calls:	As requested by Verizon.

Project Review Meeting:	[***]

Management Review Meeting:	As requested by Verizon

Technical Review Meeting:	As requested by Verizon

[***]

Verizon Proprietary and Confidential	5

7.2.	Acceptance Criteria

7.2.1        With written notice to Supplier, Verizon will use commercially reasonable efforts to accept or reject each individual milestone defined herein within [***] of receipt of the deliverable from each milestone. If rejected by Verizon, Supplier shall have [***] to correct the defect, or a period as otherwise agreed between the Parties in writing (email shall be sufficient) and resubmit the Deliverable to Verizon.

7.2.2        Verizon at its discretion may inspect, and Supplier shall cooperate in the inspection of, all Deliverables when completed and while under preparation, to assess the quality of work in progress and conformance to the requirements of this SOW and such specifications as are provided to Supplier.

7.2.3        In order to qualify for Acceptance, each Deliverable must be provided in accordance with this SOW and meet the criteria provided below:

(i)	Functionality Compliance

Each Deliverable’s milestone shall be provided by the due date as expressed in Table A, and operate as applicable, execute all functions according to the applicable specification, as provided in Exhibit 2 Functional, Technical and Quality and Release Specifications.

(ii)	Testing

Verizon shall conduct the acceptance tests upon completion by Supplier of each Deliverable.

(iii)	Completion and Acceptance Criteria

Verizon shall use reasonable efforts to accept or reject each Deliverable, in writing, by submitting a completed Acceptance Deliverable Form attached hereto as Exhibit 4

(iv)	Final Acceptance (FA)

After receipt by Verizon of all Deliverables, Verizon will perform FA. The purpose of the FA is to verify that the Deliverables operate in accordance with the requirements set forth in this SOW. During the FA Verizon may test if specifications have been implemented.

Verizon shall notify Supplier in writing of the results of the FA and will be subject to acceptance in accordance with Section 7 of the Agreement.

Verizon Proprietary and Confidential	6

(v)	Error Processing

All errors and problems found prior to FA may be logged by Verizon and reported to Supplier with the following minimum information:

•	a description of the error or problem;
•	how to reproduce the error (if it is a Documentation error, where the error was found);
•	a description of what was the expected result had there been no error; and
•	the severity of the problem discovered.

Verizon's target for notification of errors discovered prior to FA is forty eight (48) hours. Supplier's target for problem resolution is five (5) Business Days or as otherwise agreed between the Parties in writing (email shall be sufficient).

7.3.	Cost and Payment Schedule

Supplier will complete the Services and deliver the Deliverables defined in this SOW for a fixed price of [***]. Supplier shall not issue its invoice(s) until Verizon’s acceptance of the Deliverable(s) as specified in Section 7 of the Agreement. Payment by Verizon will be contingent on its acceptance of the Deliverable(s).

Supplier agrees to the schedule for the delivery of Deliverables as set forth in an applicable SOW, which among other things, will set forth certain “Critical Performance Milestones” which must occur as part of the SOW project and the dates by which Supplier has represented that each of the Critical Performance Milestones will have occurred (the “Critical Performance Dates”). In the event Supplier fails to meet a Critical Performance Date, or perform its other material obligations under this Agreement, [***].

8.	Invoicing Requirements

Upon Verizon’s acceptance as specified in Section 7 of the Agreement, Supplier will submit an invoice for payment to Verizon. Verizon will process the invoice for payment pursuant to the terms of the Agreement.

Since each Deliverable may consist of one or more tasks, the invoicing and payment for Deliverables will occur only upon acceptance and completion of all tasks outlined in each Deliverable unless otherwise stated.

Payment by Verizon to Supplier shall be contingent upon Verizon's Acceptance of each Deliverable/milestone identified in this SOW. [***].

Invoices shall be submitted by Supplier to Verizon in accordance with the Agreement.

Each invoice must include the following information

•	Verizon SOW agreement number
•	Brief description of the Deliverables for which payment is due

Verizon Proprietary and Confidential	7

9.	Verizon Responsibilities

(i) Error identification

(ii) Final Acceptance

Where Supplier milestones are contingent upon Verizon completing these responsibilities Supplier shall use best commercial efforts to complete such milestones regardless of any delay or failure by Verizon to meet these responsibilities.

10.1	Contact Information

Supplier and Verizon shall each designate a single point of contact to whom communications in regards to the Services may be addressed and who has the authority to act on all aspects of the Services; shall be available during standard business hours; and shall designate a backup contact for when the primary contact is not available.

Verizon Contact Name:	[***]	Supplier Contact Name:	[***]
Title:	Fellow, Verizon System Engineering	Title:	Sr. Dir. Technical Marketing
Telephone Number:	[***]	Telephone Number:	[***]
E-mail address:	[***]	E-mail address:	[***]

11.	Staffing

Supplier Roles & Responsibilities:

Responsibility	Name	email
Technical Lead	[***]	[***]
Marketing Lead	[***]	[***]
Legal Lead	[***]	[***]

Verizon Proprietary and Confidential	8

12.	Work Performance

Site Authorization

And at the following Verizon locations(s):

N/A

Supplier is not authorized to make any changes to the locations as authorized herein without Verizon’s advanced written consent. Travel to and from this location will not be billable.

Supplier personnel working on at the Verizon location(s) identified in this SOW, if any, will be provided visitor badges for escorted access to these facilities. This access will be available during the business week as determined by Verizon. Both Parties will jointly agree upon weekends and holiday access.

Supplier shall comply with Verizon’s security requirements in accordance with Section 10.6 of the Agreement. Supplier personnel shall only be provided access to their assignment location and related common areas, and shall not have access to any Verizon systems or equipment that is not directly related to the Services being performed under this SOW.

13.	Performance Measurements

Supplier shall comply with Verizon-required performance measurements as follows:

•	Provide on-time delivery of Services, tasks and/or Deliverables.

•	Ensure 100% accuracy on data/ reports entered/compiled, and correct any errors and omissions.

•	Report any issues or concerns immediately to Verizon.

•	Report issues or concerns discovered and action plans for resolutions.

•	Immediate removal of and replacement of Supplier personnel if he/she are not meeting the performance measures and deliverables outlined as determined and requested by Verizon as specified in the Section 20.2 of the Agreement.

•	Supplier agrees that all persons assigned to provide Services to Verizon pursuant hereto shall read and sign a copy of the Benefits Waiver attached hereto as Exhibit 3.

14.	Subcontracting

All Services will be performed by Supplier employees or personnel. The use of subcontractors will require the prior written authorization of Verizon

Verizon Proprietary and Confidential	9

15.	Change Request

Any changes to this SOW will be addressed in an applicable Change Request substantially in the form set-forth in Exhibit 3 hereto. Change(s) will not be effective unless such Change Request is executed by Verizon.

In the event either Party desires to change this SOW, the following procedures shall apply:

i.	The Party requesting the change will deliver a “Change Request” to the other Party (an example of which is provided in Appendix A to this SOW). The Change Request will describe the nature of the change, the reason for the change, and the effect the change will have on the scope of work.

ii.	A Change Request may be initiated either by Verizon or by Supplier for any changes to the SOW. The Change Request shall be at no cost unless there is a material impact on Supplier’s costs in connection with a Verizon-requested change that is due to no fault or delay of Supplier. In such case, Supplier shall present an impact statement demonstrating such cost increase. If both Parties agree to implement the Change Request, both Parties will sign the Change Request, indicating the acceptance of the changes by the Parties.

Whenever there is a conflict between the terms and conditions set forth in a fully executed Change Request and those set forth in the original SOW, or previous fully executed Change Request, the terms and conditions of the most recent fully executed Change Request shall prevail.

Verizon Proprietary and Confidential	10

EXHIBIT 2

FUNCTIONAL, TECHNICAL, QUALITY AND RELEASE SPECIFICATIONS

1.	5G Software Stack Source Code Features

This user Equipment Software Protocol platform supports both 5G NSA (EN-DC) and SA mode and 4G Stack .Any changes to this SOW, specifications or deliverable dates will be addressed in an applicable Change Request substantially in the form set-forth in Exhibit 3 hereto. Change(s) will not be effective unless such Change Request is executed by Verizon

2.	Applicable Product Standards

The Work to be provided under this document shall be completed in accordance with the following standards:

A.	3GPP Release [***]
B.	3GPP LTE Standards Release [***]

DOCUMENTATION TITLE	Revision/Issue Date

Verizon Proprietary and Confidential	11

EXHIBIT 3 – CHANGE REQUEST FORM

Date:

Originator:

Supplier:

Master Agreement No.

Statement of Work:

Description of Change:

Cost/Price Impact:

Schedule Impact:

Implementation Date:

All other terms and conditions of the SOW and Master Agreement shall remain unchanged and in full force and effect. Upon final execution, this Change Request Form shall become an amendment to the above identified SOW for all Changes noted above.

Verizon Proprietary and Confidential	12

Verizon Sourcing LLC	GCT Semiconductor

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

End of Exhibit 3

Verizon Proprietary and Confidential	13

EXHIBIT 4 – DELIVERABLE(S) / MILESTONE(S) ACCEPTANCE FORM

"[Project Name]" created under the SOW "[SOW number]" dated "[Effective date]" (“SOW”) specifies the timing and process for Verizon’s Acceptance of Deliverable(s) / Milestone (s) which are identified in this SOW.

This form, when executed by an authorized representative of Supplier and an authorized representative of Verizon, shall certify that the Deliverable(s) / Milestone(s) checked and initialed below have been received and that Verizon has issued its Acceptance or rejection of the Deliverable(s) / Milestone(s) specified below, as applicable:

Milestone(s) deliverable: Accepted or Rejected

Milestone(s) deliverable:	Accepted	Rejected*

*Note: Attach written explanation of reason(s) for rejection.

Agreed:

Verizon’s Project Manager	Supplier’s Project Manager

Date	Date

End of Exhibit 4

Verizon Proprietary and Confidential	14

Exhibit 5

BENEFITS WAIVER

1.            I am either an employee of a company (a “Supplier”) that has contracted with Verizon Sourcing LLC (“Verizon”) to provide services, a contractor for Supplier, or an employee of a subcontractor or staffing firm providing services to Supplier in connection with work performed by the Supplier pursuant to Supplier’s contract with Verizon.

2.            Supplier has contracted with Verizon to provide services, and has assigned me to provide services under such contract.

3.            By signing this Benefits Waiver, I agree and acknowledge that I am not an employee of Verizon, or any of Verizon’s subsidiary, parent, or affiliated companies, (such companies, collectively, “Verizon Companies”). As such, I agree and acknowledge that I am not entitled to any of the benefits made available to employees of any of the Verizon Companies. I therefore waive, discharge, and release any claim for any employee benefit offered by any of the Verizon Companies, including any successor thereto. This waiver specifically includes, but is not limited to, pension coverage or benefits, medical and/or dental insurance coverage or benefits, life insurance coverage or benefits, savings and investment plan benefits, employee stock option participation, long term and short term incentive benefits, holiday pay, separation pay or any other employee benefit of any type or description.

Signature

Print Name

Date

Verizon Proprietary and Confidential	15

EXHIBIT 6

PERFORMANCE COMPENSATION PAYMENTS

Item	Event Description	Due Date	PCP Payout
Development Milestones	Supplier fails to timely meet a Milestone set forth in a SOW	Set forth in a SOW	[***]

Table 1.

Supplier shall perform the Services and deliver the Deliverables in accordance with the milestones and the time schedule included in the Statement of Work. Supplier understands and agrees that time shall be of the essence in the performance of this Agreement. In the event that Supplier fails to meet the milestone schedule as specified in Section 4.4 of Exhibit 1 of the Statement of Work, [***] above in this Exhibit 6 (the “Delay PCP”) based upon the process and terms described below.

The days of delay used in calculating the Delay PCP shall include i) days of delay that are only Supplier responsibility [***] and ii) days of delay that are shared Verizon and Supplier responsibility [***] Days of delay that are solely Verizon responsibility or the result of Force Majeure will not be counted toward days of delay in the calculation of the Delay PCP. .

Other terms governing the Delay Penalty are as follows:

•	The Delay PCP related to any particular milestone [***] the assigned payment for that milestone
•	The Delay PCP shall be paid by Supplier [***] allocated to the corresponding related milestone.
•	Delay penalty of each milestone are calculated and applied only [***].
•	In no event will Delay Penalty be [***].

Verizon Proprietary and Confidential	16

EXHIBIT 7

Supplier Software Requirement

1.0 The 5G Software Stack [***] Code shall be provided [***] as defined in the following diagram.

[***]

Verizon Proprietary and Confidential	17